Income Taxes (Details) - Schedule of deferred income tax assets and liabilities - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Transaction costs	$ 2,180
Fixed assets	65
Intangibles	38,667
Stock based compensation	951
Accruals and reserves	275
Net operating loss carryforwards	1,520	171
Other	109	56
Total	43,767	227
Deferred tax liability
Unrealized exchange gain	(242)
Net	$ 43,525	$ 227